UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                  ________
                                  FORM 8-K

                               CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report(Date of earliest event reported) March 28, 2002

                              LANDS' END, INC.
           (exact name of registrant as specified in its charter)





           DELAWARE                 1-9769               36-2512786
       (State or other           (Commission          (I.R.S. Employer
         jurisdiction            File Number)          Identification
       of incorporation)                                   Number)




         Lands' End Lane, Dodgeville, Wisconsin             53595
       (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number                   608-935-9341
             including area code














Item 4.  Changes in Registrant's Certifying Accountant.

On March 25, 2002, the Board of Directors of Lands' End, Inc. ("the Company") and its Audit Committee dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and engaged Ernst & Young LLP ("Ernst & Young") to serve as the Company's independent public accountants for the fiscal year ending January 31, 2003, effective upon the filing by the Company of its Annual Report on Form 10-K for the year ended February 1, 2002. The Company is seeking shareholder ratification at the Company's 2002 Annual Meeting of Shareholders to be held in May.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended January 26, 2001 and January 28, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Arthur Andersen's report on the Company's consolidated financial statements for the year ended February 1, 2002 has not yet been issued, but is expected to be issued on an unqualified basis in April 2002 in connection with the filing of the Company's Annual Report on Form 10-K.

During the years ended February 1, 2002, January 26, 2001 and January 28, 2000 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the period mentioned in the prior sentence.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated March 28, 2002, stating its agreement with such statements.

During the years ended February 1, 2002 and January 26, 2001 and through the date hereof, the Company did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.














Item 7. Financial Statements and Exhibits
-----------------------------------------

(c)	Exhibit
      Number                  Description
      -------                 -----------

         16.1 Letter from Arthur Andersen LLP to be filed with Securities and Exchange Commission with this document dated March 28, 2002





                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, its duly authorized officer and chief financial officer.



                                        LANDS' END, INC.



March 28, 2002                   By:/S/ DONALD R. HUGHES
                                        Donald R. Hughes
                                        Senior Vice President &
                                        Chief Financial Officer
























                               EXHIBIT INDEX
                               -------------



Exhibit
Number                               Description
-------                              -----------

16.1                       Letter from Arthur Andersen LLP to the
                           Securities and Exchange Commission
                           dated March 28, 2002







                                                        Exhibit 16.1


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


March 28, 2002


Dear Sir/Madam:

We have read the first four paragraphs of Item 4 included in the Form 8-K dated March 28, 2002, of Land's End Inc. (the Company) to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein, with the exception of the reference to the approval by the Company's Board of Directors and its Audit Committee's recommendation to appoint Ernst & Young LLP as the Company's independent auditors, of which we have no knowledge.

Very truly yours,




/s/Arthur Andersen LLP
----------------------
   ARTHUR ANDERSEN LLP


Copy to:
Mr. Don Hughes
Senior Vice President and Chief Financial Officer
Lands' End, Inc.